UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 26, 2022

Umpqua Holdings Corporation

(Exact name of registrant as specified in its charter)

Oregon	001-34624	93-1261319
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One SW Columbia Street, Suite 1200

Portland, Oregon 97258

(address of Principal Executive Offices) (Zip Code)

(503) 727-4100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ☐ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ☐ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ☐ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ☐ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

TITLE OF EACH CLASS	TRADING SYMBOL	NAME OF EXCHANGE
Common Stock	UMPQ	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [ ☐ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [ ☐ ]

Item 5.07	Submission of Matters to a Vote of Security Holders.

On January 26, 2022, Umpqua Holdings Corporation (“Umpqua”) held a special meeting of shareholders (the “Umpqua special meeting”) to consider certain proposals related to the Agreement and Plan of Merger (the “merger agreement”), dated as of October 11, 2021, by and among Umpqua, Columbia Banking System, Inc. (“Columbia”) and Cascade Merger Sub, Inc. (the “Merger Sub”), which provides, among other things and subject to the terms and conditions set forth therein, that Merger Sub will merge with and into Umpqua, with Umpqua as the surviving corporation, and immediately following such merger, Umpqua will merge with and into Columbia, with Columbia as the surviving corporation.

As of the close of business on November 30, 2021, the record date for the Umpqua special meeting, there were 216,625,506 outstanding shares of common stock, no par value, of Umpqua (“Umpqua common stock”), each of which was entitled to cast one vote on each matter properly brought before the Umpqua special meeting. At the Umpqua special meeting, a total of 185,639,029 shares of Umpqua common stock, representing approximately 85.7% of the shares of Umpqua common stock outstanding and entitled to vote, were present virtually via the Umpqua special meeting website or by proxy, constituting a quorum to conduct business.

At the Umpqua special meeting, the following proposals were considered:

1.	a proposal to approve the merger agreement (the “Umpqua merger proposal”);

2.

a proposal to approve, on an advisory (non-binding) basis, the merger-related compensation payments that will or may be paid to the named executive officers of Umpqua in connection with the transactions contemplated by the merger agreement (the “Umpqua compensation proposal”); and

3.

a proposal to adjourn the Umpqua special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Umpqua special meeting to approve the Umpqua merger proposal (the “Umpqua adjournment proposal”).

The Umpqua merger proposal and the Umpqua adjournment proposal were approved by the requisite vote of Umpqua’s shareholders. The Umpqua compensation proposal (a non-binding, advisory proposal) was not approved by Umpqua’s shareholders. The final voting results for each proposal are described below. For more information on each of these proposals, see the joint proxy statement/prospectus relating to the transactions contemplated by the merger agreement filed by Umpqua with the Securities and Exchange Commission (the “SEC”) on December 3, 2021, as supplemented by certain filings by Umpqua with the SEC prior to the date of the Umpqua special meeting.

1.	The Umpqua merger proposal:

For	Against	Abstain	Broker Non-Votes
184,205,981	1,320,765	112,283	N/A

2.	The Umpqua compensation proposal:

For	Against	Abstain	Broker Non-Votes
65,021,652	115,010,551	5,606,826	N/A

3.	The Umpqua adjournment proposal:

For	Against	Abstain	Broker Non-Votes
167,383,031	15,709,296	2,546,702	N/A

Item 8.01	Other Events.

Also on January 26, 2022, Umpqua and Columbia issued a joint press release announcing the results of the Umpqua special meeting and the results of the special meeting of Columbia shareholders held on January 26, 2022. A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

Exhibit 99.1	Joint Press Release of Umpqua Holdings Corporation and Columbia Banking System, Inc., dated January 26, 2022.

Exhibit 104	104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This communication may contain certain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction, the plans, objectives, expectations and intentions of Umpqua and Columbia, the expected timing of completion of the transaction, and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, and uncertainties. All statements other than statements of historical fact, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as “expect,” “anticipate,” “believe,” “intend,” “estimate,” “plan,” “target,” “goal,” or similar expressions, or future or conditional verbs such as “will,” “may,” “might,” “should,” “would,” “could,” or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995.

While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements: changes in general economic, political, or industry conditions; the magnitude and duration of the COVID-19 pandemic and its impact on the global economy and financial market conditions and Umpqua’s and Columbia’s respective businesses, results of operations, and financial condition; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Federal Reserve Board or the effects of any declines in housing and commercial real estate prices, high or increasing unemployment rates, or any slowdown in economic growth particularly in the western United States; volatility and disruptions in global capital and credit markets; movements in interest rates; reform of LIBOR; competitive pressures, including on product pricing and services; success, impact, and timing of Umpqua’s and Columbia’s respective business strategies, including market acceptance of any new products or services and Umpqua and Columbia’s ability to successfully implement efficiency and operational excellence initiatives; the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations; changes in laws or regulations; the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement to which Umpqua and Columbia are parties; the outcome of any legal proceedings that have been or may be instituted against Umpqua or Columbia; delays in completing the transaction; the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction); the failure to satisfy any of the other conditions to the transaction on a timely basis or at all; changes in Umpqua’s or Columbia’s share price before closing, including as a result of the financial performance of the other party prior to closing, or more generally due to broader stock market movements, and the performance of financial companies and peer group companies; the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Umpqua and Columbia do business; certain restrictions during the pendency of the proposed transaction that may impact the parties’ ability to pursue certain business opportunities or strategic transactions; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; the ability to complete the transaction and integration of Umpqua and Columbia successfully; the dilution caused by Columbia’s issuance of additional shares of its capital stock in connection with the transaction; and other factors that may affect the future results of Umpqua and Columbia. Additional factors that could cause results to differ materially from those described above can be found in Umpqua’s Annual Report on Form 10-K for the year ended December 31, 2020 and its Quarterly Reports on Form 10-Q for the three-month periods ended March 31, 2021, June 30, 2021 and September 30, 2021, which are on file with the SEC and available on Umpqua’s investor relations website, www.umpquabank.com, under the heading “Financials,” and in other documents Umpqua files with the SEC, and in Columbia’s Registration Statement on Form S-4, its Annual Report on Form 10-K for the year ended December 31, 2020 and its Quarterly Reports on Form 10-Q for the three-month periods ended March 31, 2021, June 30, 2021 and September 30, 2021, which are on file with the SEC and available on Columbia’s website, www.columbiabank.com, under the heading “Financial Information” and in other documents Columbia files with the SEC.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither Umpqua nor Columbia assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UMPQUA HOLDINGS CORPORATION (Registrant)

Dated: January 28, 2022	By:	/s/ Andrew H. Ognall
Andrew H. Ognall
Executive Vice President, General Counsel and Secretary